UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 22, 2023

KENTUCKY FIRST FEDERAL BANCORP

(Exact Name of Registrant as Specified in Its Charter)

United States	0-51176	61-1484858
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation or organization)		Identification No.)

655 Main Street, Hazard, Kentucky	41702
(Address of principal executive offices)	(Zip Code)

(502) 223-1638

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	KFFB	The NASDAQ Stock Market LLC

Item 4.01 Changes in Registrant’s Certifying Accountant.

(a) Previous independent registered public accounting firm

On November 22, 2023, Kentucky First Federal Bancorp (the "Company") announced the Audit Committee (the “Audit Committee”) of the Board of Directors of the Company approved the dismissal of its current independent registered public accounting firm, FORVIS, LLP (“FORVIS”) and formally notified FORVIS that they would not be retained as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2024.

FORVIS's reports on the Company's financial statements for the fiscal years ended June 30, 2023 and 2022 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles. During the Company's two most recent fiscal year ends (the fiscal years ended June 30, 2023 and 2022) and through November 22, 2023, there were no disagreements with FORVIS on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of FORVIS, would have caused FORVIS to make reference to the subject matter of the disagreements in their report on the financial statements for such years. During the Company’s two most recent fiscal year ends (the fiscal years ended June 30, 2023 and 2022) and through November 22, 2023, there were no “reportable events” as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided FORVIS with a copy of the above disclosures in response to Item 304(a) of Regulation S-K in conjunction with the filing of this Form 8-K. The Company requested that FORVIS deliver to the Company a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Company in response to Item 304(a) of Regulation S-K, and if not, stating the respects in which it does not agree. FORVIS's letter is filed herewith as Exhibit 16.1.

(b) Appointment of new independent registered public accounting firm

On November 22, 2023, based on the recommendation of the Audit Committee of the Board of Directors, the Company engaged Clark Schaefer Hackett to conduct the audit of the Company’s consolidated financial statements for the fiscal year ending June 30, 2024.

During the Company’s two most recent fiscal year ends (the fiscal years ended June 30, 2023 and 2022) and through November 22, 2023, the Company did not consult with Clark Schaefer Hackett regarding application of accounting principles to any specified transaction or the type of report that might be rendered on the Registrant’s financial statements or any other matters or “reportable events” as defined in Item 304(a)(2) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits

(a)	Not applicable

(b)	Not applicable

(c)	Not applicable

(d)   Exhibits

Exhibit No.	Description
16.1	Letter of FORVIS, LLP, dated November 29, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KENTUCKY FIRST FEDERAL BANCORP

Date: November 29, 2023	By:	/s/ Don D. Jennings
Don D. Jennings
President and Chief Executive Officer

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